SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
"Rule 24f-2 Notice"
Fidelity California Municipal Trust
(Name of Registrant)
File No. 2-83367
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity California Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Fidelity California Municipal Income Fund
3.
Investment Company Act File Number:   811-3725
        Securities Act File Number:   2-83367
4.
Last day of fiscal year for which this notice is filed:  February 29, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 12,142,015
Aggregate Price:        132,189,711
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 6,968,098
Aggregate Price:        78,112,382
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 9,923,828
Aggregate Price:        114,003,268
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 9,923,828
Aggregate Price:        114,003,268
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable
(see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      114,003,268

(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0

(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (114,003,268)

(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0

(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0

(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/2900

(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0

Instruction:   Issuers should complete lines (ii), (iii), (iv), and
(v) only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction
C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
April 18, 1996
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello

        Assistant Treasurer

Date        APRIL 26, 1996
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity California Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Fidelity California Insured Municipal Income Fund
3.
Investment Company Act File Number:   811-3725
        Securities Act File Number:   2-83367
4.
Last day of fiscal year for which this notice is filed:  February 29, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 0
Aggregate Price:        0
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 6,396,284
Aggregate Price:        62,939,432
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 8,545,674
Aggregate Price:        86,524,896
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 8,545,674
Aggregate Price:        86,524,896
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable
(see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      86,524,896

(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0

(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (86,524,896)

(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0

(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0

(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/2900

(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0

Instruction:   Issuers should complete lines (ii), (iii), (iv), and
(v) only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction
C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
April 18, 1996
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello

        Assistant Treasurer

Date        APRIL 26, 1996
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity California Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Spartan California Municipal Income Fund
3.
Investment Company Act File Number:   811-3725
        Securities Act File Number:   2-83367
4.
Last day of fiscal year for which this notice is filed:  February 29, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 2,993,592
Aggregate Price:        30,414,891
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 15,077,770
Aggregate Price:        151,682,365
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 6,711,935
Aggregate Price:        69,391,314
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 6,711,935
Aggregate Price:        69,391,314
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable
(see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      69,391,314

(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0

(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (69,391,314)

(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0

(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    0

(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/2900

(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      0

Instruction:   Issuers should complete lines (ii), (iii), (iv), and
(v) only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction
C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
April 18, 1996
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello

        Assistant Treasurer

Date        April 26, 1996
* Please print the name and title of the signing officer below the signature.
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 24F-2
Annual Notice of Securities Sold
Pursuant to Rule 24f-2
Read instructions at end of Form Before preparing Form.
Please print or type.
1.
Name and address of issuer:   Fidelity California Municipal Trust
82 Devonshire Street, Boston, MA, 02109
2.
Name of each series or class of funds for which this notice is filed:
Spartan California Intermediate Municipal Income Fund
3.
Investment Company Act File Number:   811-3725
        Securities Act File Number:   2-83367
4.
Last day of fiscal year for which this notice is filed: February 29, 1996
5.
Check box if this notice is being filed more than 180 days after the close of the issuer's fiscal year for purposes of reporting securities sold after the close of the fiscal year but before termination of the issuer's 24f-2 declaration:
[ ]
6.
Date of termination of issuer's declaration under rule 24f-2(a)(1), if applicable (see Instruction A.6):
7.
Number and amount of securities of the same class or series which had been registered under the Securites Act of 1933 other than pursuant to rule 24f-2 in a prior fiscal year, but which remained unsold at the beginning of the fiscal year:
Number of Shares: 0
Aggregate Price:        0
8.
Number and amount of securities registered during the fiscal year other than pursuant to rule 24f-2:
Number of Shares: 0
Aggregate Price:        0
9.
Number and aggregate sale price of securities sold during the fiscal year:
Number of Shares: 5,200,153
Aggregate Price:        50,722,541
10.
Number and aggregate sale price of securities sold during the fiscal year in reliance upon registration pursuant to rule 24f-2:
Number of Shares: 5,200,153
Aggregate Price:        50,722,541
11.
Number and aggregate sale price of securities issued during the fiscal year in connection with dividend reinvestment plans, if applicable
(see Instruction B.7):
12.
Calculation of registration fee:
(i)
Aggregate sale price of securities sold during the fiscal
year in reliance on rule 24f-2 (from Item 10):      50,722,541

(ii)
Aggregate price of shares issued in connection with
dividend reinvestment plans (from Item 11, if applicable):  0

(iii)
Aggregate price of shares redeemed or repurchased during
the fiscal year (if applicable):        (27,396,571)

(iv)
Aggregate price of shares redeemed or repurchased and previously applied as a reduction to filing fees pursuant to
rule 24e-2 (if applicable):   0

(v)
Net aggregate price of securities sold and issued during the fiscal year in reliance on rule 24f-2 [line (i), plus
line (ii), less line (iii), plus line (iv)] (if applicable):    23,325,970

(vi)
Multiplier prescribed by Section 6(b) of the Securities Act of 1933 or other applicable law or regulation (see
Instruction C.6): 1/2900

(vii)
Fee due [line (i) or line (v) muliplied by line (vi)]:      8,043.44

Instruction:   Issuers should complete lines (ii), (iii), (iv), and
(v) only if the form is being filed within 60
days after the close of the issuer's fiscal year. See Instruction
C.3.
13.
Check box if fees are being remitted to the Commission's lockbox depository as described in section 3a of the Commission's Rules of Informal and Other Procedures (17 CFR 202.3a).
[n]
Date of mailing or wire transfer of filing fees to the Commission's lockbox depository:
April 18, 1996
SIGNATURES
This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.
By (Signature and Title)*     John H. Costello

        Assistant Treasurer

Date        April 26, 1996
* Please print the name and title of the signing officer below the signature.
Fidelity
Investments
Fidelity Management & Research Co.
82 Devonshire Street
Boston, MA 02109
617 570 7000
April 18, 1996
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549
        RE:   Rule 24f-2 Notice
                Fidelity California Municipal Trust
                File No. 2-83367
Gentlemen:
Pursuant to Rule 24f-2(b)(1) under the Investment Company Act of
1940,
enclosed herewith on behalf of the above fund is a Rule 24f-2 Notice for
the fiscal year ended February 29, 1996
 .  In accordance with Rule 24f-2(c), the
required filing fee of $8,043.44
 was wired to Mellon Bank, in Pittsburgh,
Pennsylvania on April 18, 1996
 .
Very truly yours,
Fidelity California Municipal Trust
By  John H. Costello
        Assistant Treasurer
Enclosures
April 18, 1996
Mr. John Costello, Assistant Treasurer
Fidelity California Municipal Trust (the Trust):
Fidelity California Insured Municipal Income Fund
Fidelity California  Municipal Income Fund
Spartan California Intermediate Municipal Income Fund
Spartan California  Municipal Income Fund (the Funds)
82 Devonshire Street
Boston, Massachusetts 02109
Dear Mr. Costello:
Fidelity California Municipal Trust (the trust) is a Massachusetts business trust created under the name "Fidelity California Tax-
Exempt Money Market Trust" under a written Declaration of Trust dated April 28, 1983 and executed and delivered in Boston,
Massachusetts on April 28, 1983.  Its name was changed to
"Fidelity California Tax-Free Fund" by a supplement to the
Declaration of Trust adopted by the Board of Trustees on February
27, 1984 (there being no shareholders of this Trust) and delivered in Boston, Massachusetts on March 1, 1984.  The Declaration of
Trust was amended and restated on June 20, 1984 and delivered in
Boston, Massachusetts on July 11, 1984.  A supplement to the
Declaration of Trust dated April 9, 1985 was filed with the
Secretary of the Commonwealth of Massachusetts on April 10,
1985.  An additional supplement to the the Declaration of Trust dated November 30, 1987 was filed with the Secretary of the
Commonwealth of Massachusetts on December 2, 1987.  The
Trust's name was changed to "Fidelity California Municipal Trust"
by a Supplement to the Declaration of Trust adopted by the Board of Trustees and delivered in Boston, Massachusetts on October 13,
1989.  The Declaration of Trust was amended and restated on
March 17, 1994 and filed with the Secretary of the Commonwealth of Massachusetts on April 14, 1994.
I have conducted such legal and factual inquiry as I have deemed necessary for the purpose of rendering this opinion.
Capitalized terms used herein, and not otherwise herein defined, are used as defined in the Declaration of Trust.
Under Article III, Section 1, of the Declaration of Trust, the beneficial interest in the trust shall be divided into such transferable Shares of one or more separate and distinct Series as the trustees shall from time to time create and establish.  The number of Shares is unlimited and each Share shall be without par value and shall be fully paid and non assessable. The trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the trust to create and establish (and to change in any manner) Shares with such preferences, voting powers, rights, and privileges as the trustees may from time to time determine, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any issued Shares into one or more Series of Shares, to abolish any one or more Series of Shares, and to take such other action with respect to the Shares as the trustees may deem desirable.
Under Article III, Section 4, the trustees shall accept investments in the trust from such persons and on such terms as they may from time to time authorize.  Such investments may be in the form of cash or securities in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the trustees' discretion be considered as outstanding and the amount received by the trustees on account of the contribution shall be treated as an asset of the trust. Subsequent investments in the trust shall be credited to each Shareholder's account in the form of full Shares of the trust at the
Net Asset Value per Share next determined after the investment is received; provided, however, that the trustees may, in their sole discretion, (a) impose a sales charge upon investments in the trust and (b) issue fractional Shares.
By a vote adopted on December 14, 1984, and amended on
February 22, 1985, the Board of Trustees authorized the issue and sale, from time to time, of an unlimited number of shares of beneficial interest of the trust in accordance with the terms included in the current Registration Statement and subject to the limitations of the Declaration of Trust and any amendments thereto.
I understand from you that, pursuant to Rule 24f-2 under the
Investment Company Act of 1940, the trust has registered an
indefinite amount of shares of beneficial interest under the
Securities Act of 1933. I further understand that, pursuant to the provisions of Rule 24f-2, the trust intends to file with the
Securities and Exchange Commission a Notice making definite the registration of 30,381,590 shares of the trust (the "Shares") sold in reliance upon Rule 24f-2 during the fiscal year ended February 29,
1996.
I am of the opinion that all necessary trust action precedent to the issue of Shares has been duly taken, and that all the Shares were legally and validly issued, and are fully paid and non assessable, except as described in the funds' Statements of Additional
Information under the heading "Shareholder and Trustee Liability-Massachusetts Trust." In rendering this opinion, I rely on the representation by the trust that it or its agent received consideration for the Shares in accordance with the Declaration of Trust and I express no opinion as to compliance with the Securities Act of
1933, the Investment Company Act of 1940 or applicable state
"Blue Sky" or securities laws in connection with sales of the Shares.
I hereby consent to the filing of this opinion with the Securities and Exchange Commission in connection with a Rule 24f-2 Notice which you are about to file under the 1940 Act with said
commission.
Sincerely,
/s/Arthur S. Loring
Arthur S. Loring
Vice President- Legal